REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Andina Acquisition Corporation

We have audited the accompanying balance sheet of Andina Acquisition Corporation (a company in the development stage) (the “Company”) as of March 22, 2012. The balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on the balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Andina Acquisition Corporation (a company in the development stage), as of March 22, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum LLP

Marcum LLP

New York, NY

March 28, 2012

Andina Acquisition Corporation

(A Company In the Development Stage)

Balance Sheet

March 22, 2012

ASSETS
Current assets:
Cash and cash equivalents	$643,259
Prepaid expenses	10,800
Total current assets	654,059
Cash and cash equivalents held in trust	40,800,000
Total assets	$41,454,059

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Note payable to shareholder	$100,000
Accounts payable	6,000
Total liabilities	106,000
COMMITMENTS
Ordinary shares, subject to possible conversion, 3,499,999 shares at conversion value	35,699,990
Shareholders’ equity
Preferred shares, $0.0001 par value, 1,000,000 authorized shares and no outstanding shares	-
Ordinary shares, $0.0001 par value, 100,000,000 authorized shares and 1,650,001 issued and outstanding shares (which excludes 3,499,999 shares subject to possible conversion) (1)	165
Additional paid-in capital	5,658,410
Deficit accumulated during the development stage	(10,506)
Total shareholders’ equity	5,648,069
Total liabilities and shareholders’ equity	$41,454,059

(1)	Includes an aggregate of 150,000 shares held by the initial shareholders that are subject to forfeiture to the extent that the underwriters’ over –allotment option is not exercised in full (See Note 7)

 The accompanying notes are an integral part of the balance sheet

Andina Acquisition Corporation.

(A Company In the Development Stage)

Notes to Balance Sheet

Note 1 —Organization and Plan of Business Operations

Andina Acquisition Corporation, a company in the development stage, (the “Company”) was incorporated in the Cayman Islands on September 21, 2011 for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”).

The accompanying balance sheet is presented in U.S. dollars and have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the accounting and disclosure rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

At March 22, 2012, the Company had not yet commenced any operations. All activity through March 22, 2012 relates to the Company’s formation and the offering described below. On March 19, 2012, acting by written consent, the Company’s Board of Directors changed the Company’s fiscal year end from June 30 to February 28.

The Company is considered to be a development stage company and as such, the balance sheet is prepared in accordance with the Accounting Standards Codification (“ASC”) topic 915 “Development Stage Entities.” The Company is subject to all of the risks associated with development stage companies.

The registration statement for the Company’s initial public offering (“Offering”) was declared effective on March 16, 2012.   The Company consummated the Offering on March 22, 2012 and received proceeds net of transaction costs of $38,540,145 from the Offering which is discussed in Note 3 (“Initial Public Offering”) and $2,400,000 from the private placement to certain of the Company’s shareholders prior to the Offering (“Initial Shareholders”) and the Company’s U.S. counsel (“Insider Warrants”) which is described in Note 4, and $500,000 from the Additional Purchase Option discussed in Note 3.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, Insider Warrants and the Additional Purchase Option, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. However, there is no assurance that the Company will be able to effect a Business Combination successfully. An amount of $40,800,000 (including the $2,900,000 of proceeds from the sale of Insider Warrants and Additional Purchase Option) is being held in a trust account (“Trust Account”) and invested in United States treasuries having a maturity of 180 days or less until the earlier of (i) the consummation of its initial Business Combination, or (ii) the Company’s failure to consummate a Business Combination within the prescribed time. Placing funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, service providers, prospective target businesses or other entities it engages, execute agreements with the Company waiving any claim of any kind in or to any monies held in the Trust Account, there is no guarantee that such persons will execute such agreements. The Company’s Non-Executive Chairman of the Board has agreed that he will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company. However, there can be no assurance that he will be able to satisfy those obligations should they arise. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, the interest earned on the Trust Account balance may be released to the Company to fund working capital requirements as well as for any amounts that are necessary to pay the Company’s tax obligations.

Pursuant to the Nasdaq Capital Markets listing rules, the Company’s initial business combination must be with a target business or businesses whose collective fair market value is at least equal to 80% of the balance in the trust account at the time of the execution of a definitive agreement for such business combination, although this may entail simultaneous acquisitions of several target businesses. The fair market value of the target will be determined by the Company’s board of directors based upon one or more standards generally accepted by the financial community (such as actual and potential sales, earnings, cash flow and/or book value). The target business or businesses that the Company acquires may have a collective fair market value substantially in excess of 80% of the trust account balance. In order to consummate such a business combination, the Company may issue a significant amount of its debt or equity securities to the sellers of such business and/or seek to raise additional funds through a private offering of debt or equity securities. There are no limitations on the Company’s ability to incur debt or issue securities in order to consummate a business combination. Since the Company has no specific business combination under consideration, the Company has not entered into any such arrangement to issue our debt or equity securities and have no current intention of doing so. If the net proceeds of this offering prove to be insufficient, either because of the size of the business combination, the depletion of the available net proceeds in search of a target business, or the obligation to convert into cash a significant number of shares from dissenting shareholders, the Company will be required to seek additional financing in order to complete its initial business combination. In addition, if the Company consummates a business combination, it may require additional financing to fund the operations or growth of the target business. The failure to secure additional financing could have a material adverse effect on the continued development or growth of the target business. None of the Company’s officers, directors or shareholders is required to provide any financing to the Company in connection with or after a business combination.

 The Company, after signing a definitive agreement for the acquisition of a target business, is required to provide shareholders who acquired shares in the Offering (“Public Shareholders”) with the opportunity to convert their public shares for a pro rata share of the Trust Account. In the event that shareholders owning 87.5% or more of the shares sold as part of the Units in the Proposed Public Offering exercise their conversion rights described below, the Business Combination will not be consummated. All of the Initial Shareholders will vote any shares they then hold in favor of any proposed Business Combination and will waive any conversion rights they may have in connection with the Business Combination and will not sell any shares to the Company in any tender offer in connection with the Business Combination pursuant to letter agreements executed prior to the Offering.

In connection with any proposed Business Combination, the Company will either (i) seek shareholder approval of an initial Business Combination at a meeting called for such purpose at which shareholders may seek to convert their shares, regardless of whether they vote for or against the proposed Business Combination or (ii) provide its shareholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a shareholder vote). If the Company seeks shareholder approval of an initial Business Combination, any Public Shareholder voting against such proposed Business Combination will be entitled to demand that his shares be converted for $10.20 per share (regardless of whether the over-allotment option is exercised). In addition, any Public Shareholder will have the right to vote for the proposed Business Combination and demand that his shares be converted for a full pro rata portion of the amount then in the Trust Account (initially $10.13 per share after the full exercise and closing of the over-allotment option on March 22, 2012), plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay its taxes). If the Company decides to engage in a tender offer, each Public Shareholder will be entitled to receive a full pro rata portion of the amount then in the Trust Account (initially $10.20 per share or approximately $10.13 per share if the over-allotment option is exercised in full), plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay its taxes).

The Company will consummate a Business Combination only if holders of less than 87.5% of the public shares elect to convert (in the case of a shareholder meeting) or sell their shares to the Company (in the case of a tender offer) and, solely if the Company seeks shareholder approval, a majority of the outstanding ordinary shares voted are voted in favor of the Business Combination. Notwithstanding the foregoing, the Amended and Restated Memorandum and Articles of Association of the Company will provide that a Public Shareholder, together with any affiliate or other person with whom such Public Shareholder is acting in concert or as a “group” (within the meaning of Section 13 of the Securities Act of 1934, as amended), will be restricted from seeking conversion rights with respect to an aggregate of more than 12.5% of the ordinary shares sold in the Proposed Public Offering (but only with respect to the amount over 12.5% of the ordinary shares sold in the Proposed Public Offering). A “group” will be deemed to exist if Public Shareholders (i) file a Schedule 13D or 13G indicating the presence of a group or (ii) acknowledge to the Company that they are acting, or intend to act, as a group.

.

Andina Acquisition Corporation.

(A Company In the Development Stage)

Notes to Balance Sheet

Pursuant to the Company’s Amended and Restated Memorandum and Articles of Association, if the Company does not consummate a Business Combination within 21 months from March 22, 2012, it will trigger the automatic liquidation of the Trust Account and the dissolution of the Company. If the Company is forced to liquidate prior to a Business Combination, its Public Shareholders are entitled to share ratably in the Trust Account, including any interest, and any net assets remaining available for distribution to them after payment of liabilities. The Initial Shareholders have agreed to waive their rights to share in any distribution with respect to their initial shares.

In the event of a liquidation, if the Company has not presented to Public Shareholders a proposed Business Combination within the required time period, Public Shareholders shall be entitled to receive a pro rata share of the Trust Account upon liquidation (which is initially anticipated to be approximately $10.20 per share, or approximately $10.13 if the over-allotment option is exercised in full). If, prior to the Company’s liquidation, the Company has presented to Public Shareholders a proposed Business Combination that ultimately was not completed, the Public Shareholders that either voted against the last proposed Business Combination before liquidation or did not vote on such Business Combination or sought to sell their shares to the Company in any tender offer commenced in connection with such proposed Business Combination shall be entitled to receive only $10.20 per share (or approximately $10.13 per share if the over-allotment option is exercised in full), and those Public Shareholders who either voted for the proposed Business Combination or did not seek to sell their shares to the Company in any tender offer and continued to hold their shares until liquidation shall be entitled to receive a pro rata share of the Trust Account (which initially anticipated to be approximately $10.20 per share, or approximately $10.13 per share if the over-allotment option is exercised in full), plus any pro rata interest earned on the Trust Account not previously released to the Company).

Note 2 — Significant Accounting Policies

Cash and Cash Equivalents

The Company considers all short-term investments with a maturity of three months or less when purchased to be cash equivalents.   The Company maintains cash balances that at times may be uninsured or in deposit accounts that exceed Federal Deposit Insurance Corporationoration limits.  The Company maintains its cash deposits with major financial institutions.

Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company has identified the Cayman Islands as it’s only major tax jurisdiction. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s balance sheet. Since the Company was incorporated on September 21, 2011, the evaluation was performed for the period from September 2011 (inception) to February 29, 2012 and the upcoming 2012 tax year, which will be the only periods subject to examination. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material changes to its financial position.

Andina Acquisition Corporation.

(A Company In the Development Stage)

Notes to Balance Sheet

The Company’s policy for recording interest and penalties associated with audits is to record such expense as a component of income tax expense. There were no amounts accrued for penalties or interest as of March 22, 2012. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

Use of Estimates

The preparation of the balance sheet in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying balance sheet.

Note 3 —Initial Public Offering

On March 22, 2012 the Company sold 4,000,000 units (“Units”) at a price of $10.00 per unit in the Offering. Each Unit consists of one ordinary share in the Company and one Warrant to purchase one ordinary share of the Company (“Warrants”). Each Warrant entitles the holder to purchase one ordinary share at a price of $8.00 commencing on the later of the completion of an initial Business Combination and one year from the March 16, 2012 and expiring three years from the completion of an initial Business Combination, or earlier upon redemption. Warrants may be exercised for or on a “cashless basis,” at the holders option, by surrendering the Warrants for that number of ordinary shares equal to the quotient obtained by dividing (x) the product of the number of ordinary shares underlying the Warrants, multiplied by the difference between the exercise price of the Warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the ordinary shares for the 10 trading days ending on the day prior to the date of exercise; provided, however, that in the event the Warrants are being called for redemption, the “fair market value” shall mean the average reported last sale price of the ordinary shares for the 10 trading days ending on the third day prior to the date on which the notice of redemption is sent to the holders of the Warrants. The Company may redeem the Warrants at a price of $0.01 per Warrant upon 30 days’ notice, only in the event that the last sale price of the ordinary shares (or the closing bid price in the event the ordinary shares are not traded on any specific trading day) is at least $14.00 per share for any 20 trading days within a 30-trading day period (“30-Day Trading Period”) ending on the third day prior to the date on which notice of redemption is given and there is a current registration statement in effect with respect to the ordinary shares underlying such Warrants commencing five business days prior to the 30-Day Trading Period and continuing each day thereafter until the date of redemption. In accordance with the warrant agreement relating to the Warrants to be sold and issued in the Proposed Public Offering, the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. There are no contractual penalties for failure to deliver securities if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration statement is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant for cash and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the Warrant exercise.

Andina Acquisition Corporation.

(A Company In the Development Stage)

Notes to Balance Sheet

The Company paid the underwriters in the Offering an underwriting discount of 3.0% ($1,200,000) of the gross proceeds of the Offering. The Company also issued a Unit Purchase Option (“Unit Purchase Option”) to purchase 400,000 units to EBC (and/or its designees) for $100 at an exercise price of $11.00 per unit. The Company also issued a second Unit Purchase Option (the “Additional Purchase Option”) and, together with the Unit Purchase Option, the “Underwriters Options”) to EBC (and or its designees) to purchase 500,000 units at an exercise price of $10.00 per unit for $500,000. The units issuable upon exercise of the Underwriter Options are identical to the units sold in the Offering. The Company accounted for the fair value of the Unit Purchase Option, inclusive of the receipt of $100 cash payment, as an expense of the Offering resulting in a charge directly to shareholders’ equity. The Company estimates that the fair value of this Unit Purchase Option is approximately $1,174,000, or ($2.94 per unit) using a Black-Scholes option-pricing model. The fair value of the Unit Purchase Option granted to the underwriter is estimated as of the date of grant using the following assumptions: (1) expected volatility of 35%, (2) risk-free interest rate of 1.08% and (3) expected life of five years. The Company intends to account for the fair value of the Additional Purchase Option, inclusive of the receipt of $500,000 cash payment, as a cost of the Proposed Public Offering resulting in a charge directly to shareholders’ equity. The Company estimates that the fair value of this Additional Purchase Option is approximately $1,633,000 (or $3.27 per unit) using a Black-Scholes option-pricing model. The fair value of the Additional Purchase Option granted to the underwriter is estimated as of the date of grant using the following assumptions: (1) expected volatility of 35%, (2) risk-free interest rate of 1.08% and (3) expected life of five years. The Underwriter Options may be exercised for cash or on a “cashless” basis, at the holder’s option (except in the case of a forced cashless exercise upon the Company’s redemption of the Warrants, as described above), such that the holder may use the appreciated value of the Underwriter Options (the difference between the exercise prices of the unit purchase option and the underlying Warrants and the market price of the Units and underlying ordinary shares) to exercise the Underwriter Options without the payment of any cash. The Company will have no obligation to net cash settle the exercise of the Unit Purchase Option or the Warrants underlying the Unit Purchase Option. The holder of the Underwriter Options will not be entitled to exercise the Underwriter Options or the Warrants underlying the Underwriter Options unless a registration statement covering the securities underlying the Underwriter Options is effective or an exemption from registration is available. If the holder is unable to exercise the Underwriter Options or underlying Warrants, the Underwriter Options or Warrants, as applicable, will expire worthless.

The holders of the Underwriter Options will be entitled to registration rights. The holders of a majority of each option and the securities underlying such option are entitled to make one demand that the Company register the options and/or the securities underlying the options. The demand for registration may be made at any time during a period of five years beginning on the Effective Date. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed during the seven year period commencing on the effective date of the Offering. The Company will bear the expenses incurred in connection with the filing of any such registration statements, other than any underwriting commissions which will be paid by the holders themselves.

Note 4 – Insider Warrants

Simultaneously with the Offering, certain of the the Initial Shareholders (or their affiliates) of the Company and the Company’s U.S. counsel purchased 4,800,000 Insider Warrants at $0.50 per warrant (for an aggregate purchase price of $2,400,000) from the Company. All of the proceeds received from these purchases were placed in the Trust Account. The Insider Warrants are identical to the warrants underlying the Units sold in the Offering except that: (i) the Insider Warrants were purchased pursuant to an exemption from the registration requirements of the Securities Act, (ii) the Insider Warrants are non-redeemable and (iii) the Insider Warrants are exercisable for cash or on a ‘‘cashless’’ basis, in each case, if held by the initial holders or permitted transferees.

The Initial Shareholders and the holders of the Insider Warrants (or underlying shares) are entitled to registration rights with respect to the initial shares and the Insider Warrants (or underlying ordinary shares) pursuant to agreements signed prior to Offering. The holders of the majority of the initial shares are entitled to demand that the Company register these shares at any time commencing three months prior to the first anniversary of the consummation of a Business Combination. The holders of the Insider Warrants (or underlying ordinary shares) are entitled to demand that the Company register these securities at any time after the Company consummates a Business Combination. In addition, the Initial Shareholders and holders of the Insider Warrants (or underlying ordinary shares) have certain ‘‘piggy-back’’ registration rights on registration statements filed after the Company’s consummation of a Business Combination.

Andina Acquisition Corporation.

(A Company In the Development Stage)

Notes to Balance Sheet

Note 5 —Notes Payable to Shareholders

The Company issued a $100,000 principal amount unsecured promissory note to A. Lorne Weil, one of the Company’s Initial Shareholders and it’s Non-Executive Chairman of the Board, on November 8, 2011. The note was non-interest bearing and was done on March 22, 2012. The note will be paid by the Company pursuant to its terms as the Offering has been consummated. Due to the note being due and the short term nature, the fair value of the note approximates the carrying amount.

Note 6 —Commitments

The Company presently occupies office space provided by an affiliate of an Initial Shareholder. Such affiliate has agreed that until the Company consummates a Business Combination, it will make such office space, as well as certain office and secretarial services, available to the Company as may be required by the Company from time to time at no charge to the Company.

  The Company has engaged EBC on a non-exclusive basis, to act as its advisor and investment banker in connection with its initial Business Combination and to provide it with assistance in negotiating and structuring the terms of its initial Business Combination. The Company will pay EBC a cash fee of $1,610,000 for such services upon the consummation of its initial Business Combination.

Note 7 —Shareholders’ Equity

Preferred Share

The Company is authorized to issue 1,000,000 preferred shares with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors.

As of March 22, 2012, there are no preferred shares issued or outstanding.

Ordinary Shares

The Company is authorized to issue 100,000,000 ordinary shares with a par value of $0.0001 per share.

In connection with the organization of the Company, a total of 1,437,500 ordinary shares of the Company were sold to the Initial Shareholders at a price of approximately $0.02 per share for an aggregate of $25,000 (the “Founder’s Shares”) of which 187,500 shares were subject to forfeiture to the extent that the underwriters’ over-allotment option is not exercised in full so that the Company’s Initial Shareholders will own 20% of the issued and outstanding shares after the Proposed Public Offering. On March 9, 2012, the Initial Shareholders contributed an aggregate of 287,500 ordinary shares to the Company at no cost for cancellation, resulting in the Initial Shareholders owning an aggregate of 1,150,000 ordinary shares, of which 150,000 shares are subject to forfeiture to the extent that the underwriters’ over-allotment option is not exercised in full so that the Company’s Initial Shareholders will own 20% of the issued and outstanding shares.

As of March 22, 2012, 1,650,001 ordinary shares were issued and outstanding which excludes 3,499,999 ordinary shares subject to conversion.

Andina Acquisition Corporation.

(A Company In the Development Stage)

Notes to Balance Sheet

Note 8 – Subsequent Events

Management has evaluated subsequent events to determine if events or transactions occurring through the date the balance sheet was available to be issued would require potential adjustment or disclosure in the balance sheet or notes to the balance sheet. Management has concluded that no subsequent events have occurred that would require recognition in the balance sheet or disclosure in the notes to the balance sheet.